UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2014

BLUE LINE PROTECTION GROUP, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-52942	20-5543728
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9457 S. University Blvd. #272
Highlands Ranch, CO	80126
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:		(800) 844-5576

1350 Independence St.
Lakewood, CO 80215
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS: COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On August 4, 2014, Sean Campbell tendered, and the Board of Directors of the Registrant did accept, his resignation as Chief Financial Officer.  Mr. Campbell continues to serve as Director and Chief Executive Officer of the Registrant.

On August 4, 2014, the Board of Directors of the Registrant elected Patrick Deparini as Chief Financial Officer of the Registrant.  Mr. Deparini received a Bachelor of Science degree in Finance, with an emphasis on Managerial Finance, from the University of Nevada, Las Vegas.  In the past 13 years, he has served as officer and/or director of numerous privately- and publicly-held corporations.  Mr. Deparini has been engaged with the Registrant as an independent contractor, since March 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE LINE PROTECTION GROUP, INC.
(Registrant)

Signature	Title	Date

/s/ Sean Campbell	Chief Executive Officer	August 5, 2014
Sean Campbell

3